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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2009

Walter Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13711 Commission File No.	13-3429953 (I.R.S. Employer Identification No.)

4211 W. Boy Scout Boulevard
Tampa, Florida 33607
(813) 871-4811
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

N/A
(Former Name or Former Address, if Changed from Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On February 6, 2009, Walter Industries, Inc. ("Walter"), a Delaware corporation, and its direct wholly owned subsidiaries, JWH Holding Company, LLC ("JWHHC"), a Delaware limited liability company and Walter Investment Management LLC("Spinco"), a Delaware limited liability company entered into (i) a second amended and restated agreement and plan of merger (the "Restated Merger Agreement") with Hanover Capital Mortgage Holdings, Inc. ("HCM"), a Maryland corporation and (ii) an assignment and assumption agreement of the voting agreement dated September 29, 2008 (the "Voting Agreement Assignment") with HCM, John A. Burchett ("Burchett"), Irma N. Tavares ("Tavares"), and Amster Trading Company and Ramat Securities LTD (collectively, the "Amster Parties"). These agreements were entered into in connection with the proposed separation of Walter's financing business, including certain related insurance businesses, which currently are directly owned by JWHHC, from Walter through a series of transactions culminating in a distribution (the "Distribution") of the limited liability interests in Spinco to a third party exchange agent on behalf of Walter's stockholders, and the subsequent merger of Spinco into HCM, with HCM continuing as the surviving corporation.

  Restated Merger Agreement

        Walter, JWHHC, Spinco and HCM entered into the Restated Merger Agreement, which amends and restates the Amended and Restated Agreement and Plan of Merger, dated October 28, 2008, among Walter, JWHHC and HCM to, among other things, (i) clarify that the financing business of JWHHC will be acquired by Walter and Walter will contribute the financing business to Spinco, which will merge with HCM, and (ii) extend the termination date of the agreement to June 30, 2009. The Restated Merger Agreement provides that, in connection with the merger, the surviving corporation will be renamed "Walter Investment Management Corp."

        This modification will not change the relative post-merger ownership of the surviving corporation by holders of equity interests in Spinco and HCM, respectively, and therefore it will continue to be the case that, as a result of the merger, and subject to certain adjustments, immediately after the effective time of the merger holders of common stock of Walter on the record date for the spin-off (by virtue of their ownership of limited liability company interests in Spinco after the spin-off) and certain holders of options to acquire limited liability company interests in Spinco will collectively own 98.5%, and HCM stockholders will collectively own 1.5%, of the shares of common stock of the surviving corporation outstanding or reserved for issuance in settlement of restricted stock units of the surviving corporation. It will also continue to be the case that, in the merger, every 50 shares of HCM common stock outstanding immediately prior to the effective time of the merger will be combined into one share of surviving corporation common stock.

  Voting Agreement Assignment

        Simultaneously with the execution and delivery of the Restated Merger Agreement, Walter, JWHHC, Spinco, HCM, Burchett, Tavares and the Amster Parties, entered into the Voting Agreement Assignment, pursuant to which Walter, Burchett, Tavares and the Amster Parties consented to JWHHC's assignment of and Spinco's assumption of all of JWHHC's rights and obligations under the Voting Agreement dated September 29, 2008 (the "Voting Agreement"). Pursuant to the terms of the Voting Agreement, Burchett, Tavares and each of the Amster Parties is required to, among other things, vote their shares of HCM common stock in favor of the Restated Merger Agreement and related transactions at any meeting of HCM's stockholders.

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        The foregoing descriptions of the merger and the Restated Merger Agreement and the Voting Agreement Assignment and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by the terms and conditions of the Restated Merger Agreement and the Voting Agreement Assignment (collectively, the "Agreements"), which are filed as Exhibits 2.1 and 2.2 hereto, and incorporated into this report by reference.

        All stockholders of Walter are urged to read the Agreements carefully and in their entirety. The Agreements have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about Walter, JWHHC, Spinco or HCM. Such information can be found elsewhere in the public filings that each of Walter and HCM makes with the Securities and Exchange Commission ("SEC"), which are available without charge at www.sec.gov. In addition, documents filed by Walter with the SEC may be obtained free of charge by requesting them in writing from Walter Industries, Inc. 4211 W. Boy Scout Boulevard, Tampa, FL 33607.

        The Agreements contain representations and warranties that Walter, Spinco and HCM, as the case may be, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contracts between the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. The assertions embodied in the representations and warranties found in the Restated Merger Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Restated Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Restated Merger Agreement. Moreover, you should read the representations and warranties in the Agreements not in isolation but in conjunction with the other information about Walter and HCM and their subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

        Forward-Looking Statements.    This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all. Neither Walter nor HCM assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

        Additional Information and Where to Find It.    In connection with the proposed merger of Spinco into HCM and certain related transactions, HCM filed a registration statement on Form S-4 containing a preliminary proxy statement/prospectus with the SEC, and HCM will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Hanover Capital Mortgage Holdings, Inc. and Walter Industries, Inc. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Hanover Capital Mortgage Holdings, Inc. and Walter Industries, Inc., without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at

Hanover Capital Mortgage Holdings, Inc.'s Web site (http://www.hanovercapitalholdings.com). In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by directing a written request to: Hanover Capital Mortgage Holdings, Inc. 200 Metroplex Drive, Suite 100, Edison, NJ 08817.

        No Offer or Solicitation.    This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

        Walter and HCM and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related transactions. Information regarding Walter Industries, Inc.'s directors and executive officers is available in Walter's proxy statement for its 2008 annual meeting of stockholders and Walter's 2007 Annual Report on Form 10-K, which were filed with the SEC on March 19, 2008, and March 7, 2008, respectively, and information regarding HCM's directors and executive officers is available in HCM's proxy statement for its 2008 annual meeting of stockholders and HCM's 2007 Annual Report on Form 10-K, which were filed with the SEC on April 24, 2008, and April 2, 2008, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in HCM's proxy statement/prospectus and other materials referred to in HCM's proxy statement/prospectus.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

Exhibit No.	Description
2.1	Second Amended and Restated Agreement and Plan of Merger dated as of February 6, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.
2.2
Assignment and Assumption Agreement dated as of February 6, 2009, by and among Walter Industries, Inc., JWH Holding Company, LLC, Walter Investment Management LLC, Hanover Capital Mortgage Holdings, Inc., John A. Burchett, Irma N. Tavares, Amster Trading Company and Ramat Securities, LTD.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.
Date: February 10, 2009	By:	/s/ CATHERINE C. BONA Catherine C. Bona, Vice President, Assistant General Counsel and Secretary

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURES